UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018

 _____________________________________

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)

On January 25, 2018, MSC Industrial Direct Co., Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”).  A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below.  On all matters (including the election of directors) submitted to a vote of the Company’s shareholders, the Company’s Class A common stock and Class B common stock vote together as a single class, with each holder of Class A common stock entitled to one vote per share of Class A common stock and each holder of Class B common stock entitled to ten votes per share of Class B common stock.  Broker non-votes and abstentions are not considered votes cast at the Annual Meeting and are not counted for any purpose in determining whether a matter has been approved.

1.	Election of directors to serve for one-year terms:

	Votes Cast	Votes	Broker	Percentage of
Nominee	For	Withheld	Non-Votes	Votes Cast For
Jonathan Byrnes	153,508,846	146,731	2,178,343	99.90%

Roger Fradin	152,939,645	715,932	2,178,343	99.53%

Erik Gershwind	153,098,304	557,273	2,178,343	99.64%

Louise Goeser	152,571,638	1,083,939	2,178,343	99.29%

Mitchell Jacobson	152,975,403	680,174	2,178,343	99.56%

Michael Kaufmann	153,130,189	525,388	2,178,343	99.66%

Denis Kelly	153,145,719	509,858	2,178,343	99.67%

Steven Paladino	153,130,814	524,763	2,178,343	99.66%

Philip Peller	153,316,324	339,253	2,178,343	99.78%

Each of the nominees was re-elected by the Company’s shareholders to serve on the board of directors for a one-year term expiring at the Company’s 2019 Annual Meeting of Shareholders, and until their respective successors have been elected, or until their earlier resignation or removal.

2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018:

			Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Votes Cast For
155,679,954	129,846	24,120	99.92%

Proposal No. 2 was approved by the Company’s shareholders.

3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

				Percentage of
Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes	Votes Cast For
151,539,406	2,060,287	55,884	2,178,343	98.66%

Proposal No. 3, an advisory vote, was approved by the Company’s shareholders.

4.	Advisory vote on the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers:

				Percentage of
One Year	Two Years	Three Years	Abstentions	Votes Cast For One Year
147,232,919	620,915	5,752,180	49,563	95.85%

Based on the results of this non-binding advisory vote, the Board of Directors of the Company has determined that future advisory votes on the compensation of the Company’s named executive officers will be held annually and will be included in the proxy materials for each Annual Meeting of Shareholders, until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 26, 2018	By:	/s/ Rustom Jilla
	Name:	Rustom Jilla
	Title:	Executive Vice President and Chief Financial Officer